UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 17, 2016

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 17, 2016, The Gap, Inc. (“the Company”) held its annual meeting of shareholders (“Annual Meeting”) in San Francisco, California. As of March 21, 2016, the Company’s record date for the Annual Meeting, there were a total of 397,873,269 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 373,735,527 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Domenico De Sole	348,038,295	4,937,876	131,630	20,627,726
Robert J. Fisher	280,030,906	72,992,887	84,008	20,627,726
William S. Fisher	348,072,065	4,951,795	83,941	20,627,726
Tracy Gardner	343,502,456	9,479,719	125,626	20,627,726
Isabella D. Goren	351,819,562	1,159,290	128,949	20,627,726
Bob L. Martin	345,747,424	7,231,926	128,451	20,627,726
Jorge P. Montoya	351,109,066	1,871,276	127,459	20,627,726
Art Peck	348,413,610	4,566,531	127,660	20,627,726
Mayo A. Shattuck III	349,127,618	3,878,679	101,504	20,627,726
Katherine Tsang	348,705,407	4,273,939	128,455	20,627,726

Based on the votes set forth above, the director nominees were duly elected.

2.     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017.

For	Against	Abstain
371,645,583	1,955,441	134,503

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017 was duly ratified.

3.    Approval, on an advisory basis, of the overall compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
341,151,387	11,716,323	240,091	20,627,726

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

4.     Approval of the amendment and restatement of The Gap, Inc. 2011 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
341,852,368	10,995,924	259,509	20,627,726

Based on the votes set forth above, the amendment and restatement of The Gap, Inc. 2011 Long Term-Incentive Plan was approved.

Item 9.01.    Exhibits.

10.1	The Gap, Inc. 2016 Long Term-Incentive Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 17, 2016, Commission File No. 1-7562.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	May 18, 2016	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President, Global General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Gap, Inc. 2016 Long Term-Incentive Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 17, 2016, Commission File No. 1-7562.